                                           Pages where confidential treatment
                                           has been requested are stamped
                                           "Confidential Treatment Requested.
                                           The redacted material has been
                                           separately filed with the
                                           Commission," The redacted portions
                                           are indicated by a "(*)".

                                                        Exhibit 10.10


                         AGREEMENT FOR THE PROVISION OF
                    BILLING AND COLLECTION SERVICES BETWEEN
           PACIFIC BELL AND Telco Development Group of Delaware, Inc.
                            -----------------------------------------

- --------------------------------------------------------------------------------







                                 ************



THIS AGREEMENT IS SUBJECT TO THE FOLLOWING AGREED UPON
CONFIDENTIALITY UNDERTAKING (SEE SECTI0N 22 OF THE AGREEMENT):

"The Parties acknowledge that this Agreement contains information which is commercially confidential and which is considered to be proprietary by either or both Parties, and agree to limit the distribution of the Agreement to those individuals within each of their representative organizations with a legitimate need to know the contents hereof."



May 1 1996 Pacific Bell Proprietary Information RESTRICTED

May 1 1996 Pacific Bell Proprietary Information RESTRICTED

                               TABLE OF CONTENTS

Section        Title                                                    Page
- -------        -----                                                    ----
Section 1.     Definitions                                                 1

Section 2.     Scope of Agreement                                          3

Section 3.     Term                                                        5

Section 4.     Amendments: Waivers                                         5

Section 5.     Assignments                                                 5

Section 6.     Compliance with Laws                                        5

Section 7.     Governing Law                                               6

Section 8.     Third Party Beneficiaries                                   6

Section 9.     Intellectual Property                                       6

Section 10.    Indemnification                                             6

Section 11.    Limitation of Liability                                     7

Section 12.    Taxes and Surcharges                                        7

Section 13.    Taxes--Indemnity and Recourse                               9

Section 14.    Invoices and Payments                                      11

Section 15.    Deposits and Reserves                                      13

Section 16.    Notices and Demands                                        15

Section 17.    Procedures upon Expiration or Termination                  16

Section 18.    Force Majeure                                              16

Section 19.    Survival                                                   16

Section 20.    Claims Limitation                                          16

Section 21.    Termination and Cancellation                               17

Section 22.    Confidentiality and Publicity                              19

Section 23.    Severability                                               19

Section 24.    Audits and Examinations                                    19

Section 25.    Dispute Resolution Procedures                              21

May 1 1996 Pacific Bell Proprietary Information RESTRICTED

                               TABLE OF CONTENTS

Section        Title                                                    Page
- -------        -----                                                    ----
Section 26.    Headings                                                   21

Section 27.    Entire Agreement                                           21

Section 28.    Executed in Counterparts                                   22

Exhibit A        Proprietary Information Agreement

Exhibit B        Pacific Bell Billing Guidelines for Information Services Calls

Exhibit C        Pacific Bell Billing and Collections Service Implementation
                 Form

Exhibit D        Rate Schedule




May 1 1996 Pacific Bell Proprietary Information RESTRICTED

                         AGREEMENT FOR THE PROVISION OF
                    BILLING AND COLLECTION SERVICES BETWEEN
           PACIFIC BELL AND Telco Development Group of Delaware, Inc.
                            -----------------

        This Agreement for the Provision of Billing and Collection Services Between Pacific Bell and Telco Development Group of Delaware, Inc.
                         ----------------------------------------
("Agreement") is entered into this ________ day of ______, 199_, between Pacific Bell (herein "Pacific") a California corporation, and Telco Development Group of
                                                      --------------------------
Delaware, Inc. (herein "Customer") a Delaware corporation. Pacific and Customer
- -------------                        --------
shall hereinafter sometimes be referred to collectively as the "Parties".

          WHEREAS, Customer desires to purchase from Pacific, and Pacific desires to provide to Customer, interstate Billing and Collection Services;

          WHEREAS, the terms and conditions governing Pacific's provision of intrastate Billing and Collection Services are set forth in Pacific's Schedule Cal. P.U.C. No. 175-T as it is modified over time (the "Intrastate Tariff"); and

          WHEREAS, the Parties desire to set forth the terms and conditions governing Pacific's provision of interstate Billing and Collection Services.

          NOW, THEREFORE, IN consideration of the mutual promises contained herein and other good and valuable consideration, the Parties hereby agree as follows:


Section 1. Definitions
- ----------------------

        As used in this Agreement, the following terms shall have the following meanings. Terms defined elsewhere in this Agreement shall also govern all parts of this Agreement. Terms defined in the singular or plural shall be interchangeable when the context so indicates.

        Adjustments         - Adjustments include, but are not limited to,
                            selective changes to specific charges on an end user's bill, retroactive changes to compensate for incorrect or incomplete data from a prior month.

May 1, 1996 Pacific Bell Proprietary Information RESTRICTED                    1

        Affiliates          - Any corporation or other entity (a) owning
                            either directly or indirectly, either a majority of the stock of Pacific or the Customer
                            ("Parent"), or (b) in which a majority of the ownership interest is held either directly or indirectly by Parent, Pacific or the Customer.

        Amount Due          - Amount Due Pacific equals all appropriate
        Pacific             charges for Billing and Collection Services
                            billed under this Agreement

        Bill Processing     - Bill Processing Service is the preparation of
        Service             bills for telecommunications services, including
                            without limitation the posting of rated messages to end user accounts; computation of bill charges and credits; arrangement of data in print ready format;
                            and Bill Rendering.

        Bill Rendering      - The preparation and mailing of bills to the
                            Customer's End Users, application of taxes and surcharges, updating of the balance due, receipt of payments, treatment and collection activity, and maintenance of end users' billing information.

        Business Days       - All days except Saturday, Sunday, Pacific and
                            Customer holidays and designated Pacific and Customer non-working days.

        Carrier Billing     - The bill rendered by Pacific to the Customer for
        Statement           the provision of Services under this
                            Agreement.

        Collection          - The standard collection and treatment methods
                            for collecting payment, including, but not limited to, suspension and denial of service for delinquent accounts, and initiation of normal collection efforts, including legal action.

        Customer's          - Customer's End User is defined as an end user
        End User            using a Customer telecommunications service which
                            Pacific has agreed to bill under this Agreement.


May 1, 1996 Pacific Bell Proprietary Information RESTRICTED                    2

        Customer Message    - Charges for any Customer telecommunications
                            service which Pacific has agreed to bill under this Agreement. In some contexts the term
                            "Message" may be used to refer to the details about a Customer Message that are used in the billing of the Customer Message.

        Denial of           - Consists of Pacific, consistent with Regulatory
        Service             authorization, denying an end user's access to the
                            network or a portion of the network, in cases of insufficient payment for certain services for which Pacific provides billing and collection services.

        Inquiry Service     - The answering of end user questions, either
                            written or verbal, concerning disputed charges, explaining bills, crediting and adjusting charges, and claims investigation.

        Message Billing     - The guiding of a rated Customer Message to a
                            valid end user account for subsequent Bill
                            Rendering in accordance with Pacific's own procedures for handling Pacific's messages and all relevant Commission requirements. The term
                            "Message" herein includes the Customer charges for usage, directory assistance charges, and
                            Adjustments and credits.

        Treatment           - Treatment may include, but is not limited to,
                            the preparation and mailing of account status notices at established intervals, deposit requirements, and suspension and denial of service.

Section 2. Scope of Agreement
- -----------------------------

        A. Pacific shall provide Billing and Collection Services (the "Services") for intrastate telecommunication services by Customer to end users within the exchange service area of Pacific for whom Pacific provides local telephone service in accordance with the terms and conditions contained in the Intrastate Tariff.

        B. Pacific shall provide the Services for interstate (including international) telecommunication services provided by Customer to end users within the

May 1, 1996 Pacific Bell Proprietary Information RESTRICTED                   3
             exchange service area of Pacific for whom Pacific provides local telephone service in accordance with the Intrastate Tariff as it is modified over time and the terms and conditions contained in this Agreement. The term "Agreement" shall include the Intrastate Tariff which is incorporated herein by reference, all present Exhibits and all Exhibits that in the future are incorporated into and made a part of this Agreement. Additional details regarding Pacific's billing and collection services are set forth in the Pacific Bell Billing and Collections Operating Procedures Manual. Attached to this Agreement as Exhibits are the following documents:

                     Exhibit A      Proprietary Information Agreement

                     Exhibit B      Pacific Bell Billing Guidelines for
                                    Information Services Calls

                     Exhibit C      Pacific Bell Billing and Collections Service
                                    Implementation Form

                     Exhibit D      Rate Schedule

        C. Additionally, the Parties agree that the terms and conditions contained in this Agreement shall, to the extent applicable, supplement the Intrastate Tariff in defining the terms and conditions for intrastate services. Except as specifically set forth in Section 2.E below, in the event of any conflict between the provisions contained in the Intrastate Tariff and the provisions of this Agreement, the provisions of the Intrastate Tariff shall prevail. However, the additional procedures and requirements set forth in this Agreement shall not be deemed to conflict with the Intrastate Tariff merely because such additional procedures and requirements are not mentioned in the Intrastate Tariff.

        D. This Agreement shall be subject to changes or modifications directed by the CPUC or any other duly constituted governmental authority with appropriate jurisdiction.

        E. Customer agrees to pay Pacific for the provision of Services under this Agreement according to the rates set forth in Exhibit
             D. For services provided under this Agreement, the rates set forth in Exhibit D shall prevail over rates contained in the Intrastate Tariff. Pacific reserves the right, commencing January 1, 1997, to increase rates for the services provided under this Agreement on 90 days written notice.

May 1, 1996 Pacific Bell Proprietary Information RESTRICTED                    4

        F. The words "shall" and "will" are used interchangeably throughout the Agreement. The use of one or the other shall not mean a different degree of right or obligation for either Party.

Section 3. Term
- ---------------

        This Agreement shall become effective on the date first written above and shall remain in full force and effect until terminated as provided for in this Agreement.

Section 4. Amendments: Waivers
- ------------------------------

        This Agreement may be modified or additional provisions may be added by written agreement signed by or on behalf of both Parties. No amendment or waiver of any provision of this Agreement and no consent to any default under this Agreement shall be effective unless the same shall be in writing and signed by or on behalf of the Party against whom such amendment, waiver or consent is claimed. In addition, no course of dealing or failure of any Party to strictly enforce any term, right or condition of this Agreement shall be construed as a waiver of such term, right or condition.

Section 5. Assignments
- -----------------------

        Any assignment by either Party of any right, obligation or duty, in whole or in part, or of any other interest hereunder, without the written consent of the other Party shall be void, provided, however, that Pacific may assign its rights and delegate its duties under this Agreement, either in whole or in part to any present or future Affiliate. Pacific shall give Customer prior written notice of any such assignment. In the event of any such assignment, Pacific shall be released and discharged, to the extent of the assignment, from all obligations under this Agreement.

Section 6. Compliance with Laws
- -------------------------------

        All terms, conditions and operations under this Agreement shall be performed in accordance with, and are subject to, all applicable state and federal, legal and regulatory

May 1, 1996 Pacific Bell Proprietary Information RESTRICTED                  5
        requirements of all duly constituted authorities


Section 7. Governing Law
- ------------------------

        This Agreement shall be governed by the local law of the State of California.


Section 8. Third Party Beneficiaries
- ------------------------------------

        This Agreement shall not provide any person, not a Party to this Agreement with any remedy, claim, liability, reimbursement, claim of action, or other right in excess of those existing without reference to this Agreement.

Section 9. Intellectual Property
- --------------------------------

        Except as otherwise expressly provided herein, nothing contained in this Agreement shall be construed as conferring by implication, estoppel, or otherwise any license or right under any patent, tradename or copyright of either Party.

Section 10.  Indemnification
- ----------------------------

        A. Each Party (the "Indemnifying Party") shall indemnify and hold harmless the other Party ("Indemnified Party") from and against any loss, cost,, claim, liability, damage expense (including reasonable attorney's fees) to third parties, relating to or arising out of negligence or willful misconduct by the Indemnifying Party, its employees, agents, or contractors in the performance of this Agreement or the failure of the Indemnifying Party to perform its obligations under this Agreement. In addition, the Indemnifying Party shall, to the extent of its obligations to indemnify hereunder, defend any action or suit brought by a third party against the Indemnified Party.

        B. The Indemnified Party shall notify the Indemnifying Party promptly in writing of any written claims, lawsuits, or demand by third parties for which the Indemnified Party alleges that the Indemnified Party is or may be responsible under this Section and tender the defense of such claim, lawsuit or demand to the

May 1, 1996 Pacific Bell Proprietary Information RESTRICTED                  6

           Indemnifying Party. The Indemnified Party also shall cooperate in every reasonable manner with the defense or settlement of such claim, demand, or lawsuit.

      C. The Indemnifying Party shall not be liable under this Section for settlements or compromises by the Indemnified Party of any claim, demand, or lawsuit unless the Indemnifying Party has approved the settlement or compromise in advance or unless the defense of the claim, demand, or lawsuit has been tendered to the Indemnifying Party in writing and the Indemnifying Party has failed to undertake the defense.

Section 11. Limitation of Liability
- ------------------------------------

      Except as specifically set forth in this Agreement, neither Party shall be liable to the other for any loss, cost, claim, injury, liability or expense, including reasonable attorneys' fees relating to or arising out of any ordinary negligent act or omission by a Party. In no event shall either Party be liable to the other for any indirect, special, incidental or consequential damages, including, but not limited to loss of profits, income or revenue.

Section 12. Taxes and Surcharges
- ---------------------------------

      A. Pacific shall, in conjunction with this Agreement, bill applicable federal, state, or local, sales, use, excise or other Taxes or Tax-like charges imposed on or with respect to Customer's services (hereinafter collectively "Taxes") and Surcharges or surcharge-like charges (hereinafter collectively "Surcharges") to Customer's End Users. For message charges, where the message originates and terminates in California, Customer shall indicate whether the message charge is interstate or intrastate service, and Pacific, using statutory tax rates, shall compute and bill amounts of applicable federal and California state and local taxes. For message charges where the call originate sand terminates outside California, Pacific, using statutory tax rates, shall compute and bill the amount of applicable federal taxes only. Taxes and Surcharges not described in the preceding two sentences shall be billed by Pacific as instructed in writing by Customer.

May 1, 1996 Pacific Bell Proprietary Information RESTRICTED                7

      B.   Pacific shall bill the specific Taxes and Surcharges listed above in
           Section 11.A to end users on Customer's behalf as requested by Customer. Pacific shall also bill additional Taxes and Surcharges to end users, as requested in writing by Customer and agreed to by Pacific.

      C. It is recognized by each Party that Pacific is merely acting as Customer's agent with respect to the calculation, billing and collection of Taxes and Surcharges hereunder. Pacific shall not be entitled to retain or receive from Customer any statutory fee or share of Taxes or Surcharges to which the person collecting such Taxes or Surcharges may be entitled under applicable law.

      D. Customer shall be solely responsible for filing all returns for all such Taxes with the applicable taxing authority and shall pay or remit all such Taxes to the applicable taxing authority. Despite the preceding sentence, Customer and Pacific acknowledge that the California State Board of Equalization (SBE) staff has raised issues regarding which Party is responsible for filing Tax returns and remitting Taxes. Pacific and Customer agree to work with the SBE to resolve this matter. If necessary, this Agreement shall be modified to reflect any agreement reached with the SBE.

      E. Pacific shall use information in Pacific's possession regarding Customer End Users' exemption status and geographic location as it pertains to the calculation, billing and collection of Taxes. If such information in Pacific's possession is sought by a taxing authority in conjunction with an audit of Customer, Pacific shall cooperate with Customer in such audit at Customer's expense, and to the extent required or allowed by law shall make such information available to the taxing authority, subject to any applicable legal restrictions. Pacific shall determine the manner in which such information is made available.

       F. Pacific shall maintain the information pertaining to the calculation, billing and collection of Taxes from Customer End Users in an accurate and complete manner

May 1, 1996 Pacific Bell Proprietary Information RESTRICTED                 8
           commensurate with sound business practices and procedures. Such information shall be accurate and complete commensurate with sound business practices and procedures. Furthermore, such information shall be provided to Customer in accordance with a mutually agreed upon format and schedule to assist the Customer in filing its Tax returns. Pacific shall provide to Customer a report of all Taxes collected on behalf of Customer on a regular basis.

      G. Pacific shall establish the Tax exempt status of end users in conformance with applicable Tax laws. Information regarding end user Tax exempt status shall remain the exclusive property of Pacific.

      H. When Customer advises Pacific that a particular message is Tax exempt, Pacific shall not calculate or bill Taxes.

      I. When Customer does not order Inquiry Service, Customer shall be responsible for any communications from Customer End Users relating to Taxes as well as all determinations as to the removal, addition, or adjustment of Taxes to be billed to Customer End Users.

      J . Customer shall be responsible for all communications with taxing authorities regarding Taxes applicable to Customer charges.

Section 13.  Taxes - Indemnity and Recourse
- -------------------------------------------

      A. Customer agrees to pay, indemnify, defend, and hold Pacific harmless from and against any liability or loss resulting from any Taxes, penalties, interest in addition to Tax, Surcharge or other charges (including reasonable attorney's fees) payable by Pacific (hereinafter referred to as "Amounts") as a result of any of the following:




May 1, 1996 Pacific Bell Proprietary Information RESTRICTED                  9

           1.  the provision by Pacific of Services covered by this Agreement;

           2. the delay or failure of Customer, for any reason, to pay any Tax, Surcharge or other such item covered by this Agreement;

           3. the delay or failure of Customer, for any reason, to file any return or provide other information covered by this Agreement;

           4. the reliance by Pacific on any advice, determination or direction of Customer in Pacific's calculation, billing or collection services under this Agreement;

           5. the delay or failure of Customer to take any action with respect to any Taxes or other such items under this Agreement unless such inaction constitutes willful misconduct or gross negligence, or Pacific knowingly contradicts Customer's written direction; or

           6. a determination by the Internal Revenue Service or any other taxing authority that Pacific is responsible for collecting Taxes, remitting Taxes or filing returns or other information as required by law, rule or regulation.

                     B. Customer also agrees to reimburse Pacific any and all penalties, interest, additional tax or other charges including reasonable attorney's fees that Pacific may pay directly or be obligated to pay as a result of the circumstances enumerated in
           Section 13.A above.

      C. Consistent with the indemnity provided above in Section 13.A, if Customer disagrees that any Amounts are payable by Pacific, or disagrees with an assessment against Pacific of any additional Amounts as a result of or arising from Pacific's performance of any obligation under this Agreement, or disagrees with a determination that any Amounts applicable to Pacific's charges to Customer for


May 1, 1996 Pacific Bell Proprietary Information RESTRICTED                 10
           services under this Agreement, Customer shall, at its option and expense (including, if applicable, payment of any such Amounts prior to final resolution of this issue) have the right to seek administrative relief, a ruling, judicial review or other appropriate review as to the applicability of or liability for any such Amounts or to protest the same and direct any legal challenge, but Customer shall be liable for any Amounts ultimately determined to be due. When requested by Customer, Pacific shall reasonably cooperate or participate with Customer, at the expense of Customer, in any such proceeding, protest, or legal challenge.

      D. Pacific agrees to indemnify, defend and hold Customer harmless from and against any liability or loss resulting from Amounts incurred by Customer as a result of the willful or negligent act or negligent failure to act of Pacific to provide Customer, pursuant to Section 12 - Taxes and Surcharges hereof, accurate and complete information with which to file its Tax returns and remit payment.

      E. Pacific's acting or failing to take any action with respect to any Amounts which are the subject of this Agreement, unless such action or inaction constitutes willful misconduct or negligence or unless such action or inaction is contrary to timely written direction by Customer provided in this Agreement or otherwise.

Section 14  Invoices and Payments
- ---------------------------------

      A. Pacific shall bill the Customer via the Carrier Billing Statement for Services rendered in accordance with Exhibit D or as otherwise agreed by the Parties. Invoicing to the Customer shall be on a monthly basis unless otherwise agreed to by Pacific and the Customer in writing. Each Carrier Billing Statement shall be for approximately 30 days depending upon data processing cutoff dates used by Pacific.

           1. Pacific will charge the Customer a percentage of fees paid by Pacific to outside collection agencies ("OCA") in a given month. This percentage will be the ratio of the total Customer's charges

May 1, 1996 Pacific Bell Proprietary Information RESTRICTED                 11

                                Confidential Treatment Requested. The redacted
                                  material has been separately filed with the
                                                   Commission.

                recovered after write-off to the total charges recovered after writeoff. These OCA charges will appear on the Customer's Carrier Billing Statement.

      B. The Carrier Billing Statement is to be received by the Customer no later than 22 days prior to the due date. The Customer shall have no less than 22 days from receipt to pay the bill penalty free. The due date is determined by adding 30 days to the bill date. If the due date falls on a Saturday, Sunday or bank holiday, payment for the Amount Due Pacific shall be as follows:

           1. If the due date falls on a Sunday or a holiday which is observed on a Monday, the due date shall be the first non-holiday day following such Sunday or holiday.

           2. If the due date falls on a Saturday or a holiday which is observed on Tuesday, Wednesday, Thursday, or Friday, the due date shall be the last non-holiday day preceding such Saturday or holiday.

      C. Any payment received after the due date shall be subject to a Late Payment Charge. The Late Payment Charge shall be the portion of the Amount Due Pacific received after the payment date-times a late factor. The late factor shall be a ( * )% daily charge, not compounded, or as otherwise mandated by regulatory or governmental authorities. Any Late Payment Charge shall be included in the next applicable payment.

      D. In the event a payment for Services rendered under this Agreement or a payment for any other tariffed service provided by Pacific to Customer is past due, Pacific may on three days written notice, net any such past due payment against subsequent payment by Pacific on Customer's accounts receivable.

           1. In the event a Customer payment for Services provided under this Agreement is past due, Customer agrees that Pacific may net such past due payment against subsequent Customer messages submitted to Pacific for billing through an authorized billing agent.

May 1, 1996 Pacific Bell Proprietary Information RESTRICTED                 12

      E. Pacific shall not knowingly bill Messages submitted by a Customer as an authorized billing agent that are from an entity possessing an outstanding balance due Pacific for billing services. In the event such Messages are billed by Pacific, Pacific may net any such past due payment against payments due Customer for Messages from the entity with the outstanding balance due Pacific.

      F. Should the Customer dispute any portion of the Amount Due Pacific, the Customer shall notify Pacific in writing of the nature and basis of the dispute as soon as possible and prior to the due date. The Parties shall use their best efforts to resolve the dispute prior to the due date.

Section 15.     Deposits and Reserves
- -------------------------------------

      A. In the event Customer has not established credit with Pacific or has information services billings that are 25% or greater of its projected or actual total billed revenue, or has repeatedly failed to pay Pacific in a timely manner for billing and collection services provided by Pacific under previous billing agreements, or fails to pay the charges for the Services provided under this Agreement in a timely manner, Pacific shall have the right to require a deposit from Customer to guarantee payment. The deposit shall be the actual or estimated charges for Services, including amounts for anticipated Adjustments and uncollectibles, for providing the Service to Customer for a four month period. The anticipated Adjustments and uncollectibles shall be based on the greater of Customer's historical Adjustment and uncollectible figures or Pacific's average figures for Adjustments and uncollectibles for the Customer's type of telecommunications services. Pacific reserves the right to increase the deposit in the event Customer's billing volumes increase to the extent that the existing deposit no longer represents the actual charges for Services, over a four month period. Upon termination of the Service, Pacific shall credit the amount of the deposit to the Customer's account and any remaining credit balance will be refunded. At Pacific's option, the deposit may be refunded or credited to Customer's account prior to termination of the Service if the Customer has promptly paid all relevant charges for a period of one

May 1, 1996 Pacific Bell Proprietary Information RESTRICTED                  13
           year. The Customer shall receive interest on the deposit at the rate established for end user deposits in Rule 7 of Pacific's Schedule CAL. P.U.C. No. A2.

      B. In the event (i) this Agreement is terminated for any reason, (ii) either Party notifies the other that such Party is terminating this Agreement, (iii) the dollar amount of Customer Messages purchased under this Agreement in any month represents a decrease of 50% or more from the average dollar amount of Customer Messages per month purchased during the three months immediately preceding such month,
           (iv) Customer's End User Adjustment level, excluding Adjustments arising solely from Pacific's failure to provision Services as set forth in this Agreement, exceed 15% of the amount billed for Customer to end users in any one month, or (v) Pacific determines, in its sole discretion, that the aggregate amount due Customer in respect to Customer's Messages at any time during the term of this Agreement is less than the deductions (including but not limited to, Adjustments, billing and collection charges and net bad debt true-up amounts) effected by or anticipated to be effected by Pacific under this Agreement (each of the events (i) - (v) above being referred to as a "Reserve Event"), then Pacific shall have the right to withhold from any amount otherwise due Customer on or after the occurrence of the Reserve Event an amount determined to be sufficient, in Pacific's sole discretion (the "Reserve") for the purpose of paying. Pacific amounts owed or anticipated to be owed as a result of any Adjustment, net bad debt true-up, billing and collection charge or any other assessment that Pacific may pass through to Customer under this Agreement.

           1. The Reserve shall be held by Pacific in the case of a Reserve Event described in clause (i) or (ii) of this Section 15.B, for up to 18 months from the date of the termination of this Agreement.

           2. The Reserve shall be held by Pacific in the case of a Reserve Event described in clause (iii) - (v) of this Section 15.B, until such time as Pacific determines, in its sole discretion, that the Reserve is no longer necessary

May 1, 1996 Pacific Bell Proprietary Information RESTRICTED                   14
               for the purpose of paying amounts due or anticipated to be owing to Pacific.

           3. Upon expiration of the Reserve Period, Pacific shall pay to Customer the excess, if any, of such Reserve over the actual end user Adjustments, net bad debt true-ups, billing and collection charges or any other assessments that Pacific may pass through to Customer under this Agreement. In the event the amounts so withheld are less than the actual end user adjustments, net bad debt true-ups, billing and collection charges or any other assessments that Pacific may pass through to Customer under this Agreement, Customer shall pay Pacific an amount equal to the difference within 30 days after receipt by Customer of an invoice from Pacific.


Section 16.     Notices and Demands
- -----------------------------------

      A. Except as otherwise provided herein, all notices or other communication hereunder shall be deemed to have been duly given when made in writing and delivered in person or deposited in the United States mail, certified mail, postage prepaid, return receipt requested and addressed as follows:

           Customer: Telco Development Group of Delaware, Inc.
                     -----------------------------------------
                     4219 Lafayette Center Drive
                     ---------------------------
                     Chantilly, VA 22102
                     -------------------
                     ATTN: Mark Stodter
                     ------------------

           Pacific:  Pacific Bell
           --------  370 Third Street, Room 416
                     San Francisco, CA 94107
                     ATTN: Diane Cevolani, Account Manager


May 1, 1996 Pacific Bell Proprietary Information RESTRICTED               15

      B. If personal delivery is selected to give notice, a receipt of such delivery shall be obtained. The address to which notices or communications may be given to either Party may be changed by written notice given by such Party to the other pursuant to this Section.

Section 17. Procedures upon Expiration or Termination
- ------------------------------------------------------

      The Parties agree that, upon expiration or termination of this Agreement, the procedures and requirements in effect under the Agreement at that time shall be followed in concluding all business remaining between the Parties.

Section 18.  Force Majeure
- --------------------------

      Neither Party shall be held liable for any delay or failure in performance of any part of this Agreement from any cause beyond its control and without its fault or negligence, such as acts of God, acts of civil or military authority, government regulations, embargoes, epidemics, war, terrorist acts, riots, insurrections, fires, explosions, earthquakes, nuclear accidents, floods, strikes, power blackouts, volcanic action, or other major environmental disturbances, unusually severe weather conditions, inability to secure products or services of other persons or transportation facilities, or acts of omissions of transportation common carriers.

Section 19.  Survival
- ---------------------

      Provisions contained in this Agreement that by their sense and context are intended to survive the expiration or termination of this Agreement hereof by any Party hereto shall so survive.

Section 20.  Claims Limitation
- ------------------------------

      No claim or demand under this Agreement may be made or brought by either Party more than two years after the date of the event that gave rise to the demand or claim; provided, however, that a demand or claim for indemnification under this Agreement may be made

May 1, 1996 Pacific Bell Proprietary Information RESTRICTED                 16
     or brought by a Party for two years after the accrual of the cause of action for indemnity as set forth in Section 10 - Indemnification and
     Section 13 - Taxes Indemnity and Recourse; and provided further that any claim in the nature of fraud may be brought within three years of discovery of the existence of such fraud or concealment.

Section 2 1. Termination and Cancellation
- -----------------------------------------

     A. Except as otherwise set forth in this Agreement in the event of breach of any material provision of this Agreement by either Party, the non-breaching Party shall give the other Party written notice thereof, and:

          1. If such material breach is for non-payment of amounts due and the breaching Party fails to cure such breach to the non-breaching Party's reasonable satisfaction within 30 days of receiving such notice, the nonbreaching Party may terminate this Agreement, and be entitled to pursue all available legal and equitable remedies for such breach

          2. If such material breach is for any failure to perform in accordance with this Agreement, which in the sole judgment of the non-breaching Party, adversely affects the non-breaching Party's end users, the non-breaching Party shall give notice of the breach and may, at its sole option, terminate this Agreement 30 days after such notice, if the breach has not been cured to the non-breaching Party's reasonable satisfaction, and shall be entitled to pursue all available legal and equitable remedies for such breach. If such material breach is for any other failure to perform in accordance with this Agreement, the non-breaching Party shall give notice of the breach and may, at its sole option terminate this Agreement 60 days after such notice if the breach has not been cured to the non-breaching Party's reasonable satisfaction, and shall be entitled to pursue all available legal and equitable remedies for such breach.

     B. Either Party may, upon 90 days written notice to the other Party, terminate this Agreement for any reason.



May 1, 1996 Pacific Bell Proprietary Information RESTRICTED                  17

     C. Pacific shall have the right to discontinue Services under the Agreement under the following conditions:

          1. When the total number of complaints, excluding complaints arising solely from Pacific's failure to provision services as set forth in this Agreement, received by Pacific's Informal Appeals Group concerning Customer's services billed by Pacific exceed a cumulative total of 10 complaints for any three months period, and the ratio of complaints to all bills rendered for the same period is greater than one complaint for every 30,000 bills rendered, or

          2. When Customer's End User Adjustment level, excluding Adjustments arising solely from Pacific's failure to provision services as set forth in this Agreement, exceeds 15% of the amount Pacific billed for Customer to end users for two out of three consecutive months.

          3. Prior to the discontinuance of services as set forth above, Pacific shall inform Customer of the complaints and/or Adjustments level. Customer shall have 30 days in which to implement process changes aimed at reducing the excessive level of complaints and/or Adjustments. In the event Customer fails to take good faith efforts to reduce the excessive level of complaints and/or adjustments, Pacific shall provide Customer and the CPUC a 30-day notification of the date on which Pacific shall discontinue billing (Termination Notice).

          4. In the event Customer's process changes are unable to reduce the excessive level of complaints and/or Adjustments to the level consistent with those set forth in Sections C.1 and C.2 above within 60 days of being notified by Pacific as set forth in Section C. 3 above, Pacific shall provide Customer and the CPUC a 30-day notification of the date on which Pacific shall discontinue billing (Termination Notice).

          5. Customer may file a complaint with the CPUC and may request a stay of Pacific's Termination Notice, issued under Sections C.3 or C.4 above, until the CPUC has ruled on the complaint. Unless the CPUC issues a ruling

May 1, 1996 Pacific Bell Proprietary Information RESTRICTED                   18
               for a stay of Pacific's Termination Notice, Pacific shall be permitted to discontinue billing services.

Section 22.  Confidentiality and Publicity
- ------------------------------------------

     A. All confidential or proprietary information disclosed by either Party during the negotiations and the term of this Agreement shall be protected by the Parties in accordance to the terms of the Proprietary Information Agreement between Pacific and Customer, Exhibit A hereto.

     B. Except as otherwise provided in this Agreement, neither Party shall publish or use the other Party's name, language, pictures or symbols from which the other Party's name may be reasonably inferred or implied in any advertising, promotion, or any other publicity matter relating directly or indirectly to this Agreement without the express written permission of the other Party.

Section 23.  Severability
- -------------------------

     In the event that any one or more of the provisions contained herein shall for any reason be held to be unenforceable in any respect under the laws of the State of California, such unenforceability shall not affect any other provision of this Agreement, but this Agreement shall be construed as if such unenforceable provision or provisions had never been contained herein.

Section 24.  Audits and Examinations
- ------------------------------------

     A. As used herein "Audit" shall mean a comprehensive review of services performed under this Agreement; "Examination" shall mean an inquiry into a specific element or process of services performed under this Agreement. Upon 60 days written notice by the requesting Party to the non-requesting Party, the requesting Party shall have the right to audit and examine, during normal business hours and at reasonable intervals to be mutually determined, the non-requesting Party's records, books and documents, as may reasonably contain information relevant to the operation of this Agreement; provided, however, neither Party may perform more

May 1, 1996 Pacific Bell Proprietary Information RESTRICTED                   19
          than one Audit and/or more than one Examination of the other Party under this Agreement in any 12 month period. Within the above-described 60 day period, the Parties shall reasonably agree upon the scope of the Audit or Examination, the documents to be reviewed, and the time, place and manner in which the Audit or Examination shall be performed.

     B. Each Party shall bear its own expenses occasioned by the Audit or Examination, provided that the expense of any special data extraction shall be borne by the requesting Party. Within the above-described 60 day period, the Parties may also agree that, in lieu of an Audit or Examination by the requesting Party, the nonrequesting Party shall conduct an internal review and provide the requesting Party with the results of that review; as a further alternative, the requesting Party may request that an Audit or Examination be conducted by an outside auditor. In the event of such outside Audit or Examination, the requesting Party shall pay the fee of the outside auditor. In the event that the non-requesting Party requests that the Audit or Examination be performed by an outside auditor, the requesting Party shall select and instruct such outside auditor in accordance with the above agreed-to procedures, and the costs shall be shared equally by the Parties.

     C. Adjustments shall be made or any corrective. action shall commence in a timely manner following the final audit report for errors or omissions disclosed by the Audit or Examination and agreed to by the Parties. All information received or reviewed by the requesting Party or its authorized representative in connection with the Audit or Examination is to be considered confidential and is not to be distributed, provided or disclosed in any form to anyone not involved in the Audit or Examination or the resolution of its findings (which may include any dispute resolution proceedings, including but not limited to arbitration or judicial proceedings), nor is said information to be used for any other purposes. All information received or reviewed by the requesting Party or its authorized representative in connection with any Audit or Examination that the requesting Party desires to distribute, provide or disclose in any dispute resolution proceeding shall be subject to protective arrangements as reasonably agreed to by the Parties. The non-requesting Party reserves the right to require any nonemployee who is involved directly or indirectly in any Audit or Examination or the resolution of its findings as described above to execute a non-disclosure agreement satisfactory to the non-requesting Party.

May 1, 1996 Pacific Bell Proprietary Information RESTRICTED                   20

Section 25.  Dispute Resolution Procedures
- ------------------------------------------

     A. In the event of any disputes between Pacific and Customer with respect to the terms and conditions of this Agreement, or any subject matter referred to in or governed by this Agreement, such disputes shall be settled as follows, except for disputes in which a party seeks injunctive relief or must file suit in order to avoid expiration of the applicable statute of limitations.

     B. Escalation Procedures - All disputes between the Parties shall be escalated through normal business procedures to an Intercompany Review Board consisting of one representative from each company at the vice-presidential level (or at such lower level as each Party's vice-president may delegate). Each Party has the right to request and, upon agreement of the other Party, to review any materials it deems pertinent to the dispute. The Intercompany Review Board shall consider any material submitted to it by either Party. Not to exceed 60 days from the date the dispute arises, each Party shall state in writing when it has received all materials it desires to review, and 30 days thereafter the Intercompany Review Board shall state in writing to the Parties the extent to which it has resolved the dispute. Both Parties agree to negotiate resolution of such problems in good faith.


Section 26.  Headings
- ---------------------

     The headings for this Agreement are for convenience only and shall not be construed to define or limit any of the terms herein or affect the meaning or interpretation of this Agreement.

Section 27.  Entire Agreement
- -----------------------------

     This Agreement, including all Exhibits and subordinate documents attached to or incorporated herein by reference, together constitute the entire Agreement between the Parties, and supersede all prior oral or written agreements, representations, statements, negotiations, understanding, proposals, and undertakings with respect to the subject matter hereof.


May 1, 1996 Pacific Bell Proprietary Information RESTRICTED                   21

Section 28.  Executed in Counterparts
- -------------------------------------

     This Agreement may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same document.



May 1, 1996 Pacific Bell Proprietary Information RESTRICTED                   22

IN WITNESS WHEREOF, the Parties have entered into this Agreement as of the date first written above.

                        PACIFIC BELL

                        By [SIGNATURE APPEARS HERE]
                          -------------------------------------

                        Title Director
                             ----------------------------------

                        Date Signed 7-12-96
                                   ----------------------------



                        CUSTOMER Telco Development Group of Delaware, Inc.
                                 ----------------------------



                        By /s/ Bryan Rachlin
                          -------------------------------------

                        Title President
                             ----------------------------------

                        Date Signed 6-15-96
                                   ----------------------------


May 1, 1996 Pacific Bell Proprietary Information RESTRICTED                   23

                                   Exhibit A

                       Proprietary Information Agreement



May 1, 1996 Pacific Bell Proprietary Information RESTRICTED

                       Proprietary Information Agreement
                       ----------------------------------


1.   General
     -------

     It is recognized by the Parties that in connection with the billing and collection services to be provided hereunder, Pacific and Customer will exchange information from time to time which is confidential to Customer or Pacific.

2.   Identification of Confidential Information Covered by this Exhibit:
     -------------------------------------------------------------------

     The types or categories of information intended to be covered by and protected under these paragraphs shall only include information specifically designated and stamped "Proprietary" or "Confidential" and provided by one Party to the other Party (hereinafter, "Confidential Information").

3.   Handling of Confidential Information
     ------------------------------------

     Except for information not subject to the terms and conditions herein because of its prior disclosure or permitted or consented disclosure as described below, Confidential Information of one Party ("Disclosing Party") that is possessed by the other Party ("Receiving Party"), shall be treated in accordance with the following terms and conditions.

     A. The Receiving Party shall put in place and strictly enforce (using all of its prerogatives, including dismissal of contractors) procedures to ensure that its employees, contractors or agents are aware of and fulfill the obligations under this Exhibit A to hold the Disclosing Party's Confidential Information in confidence.

     B. Confidential Information described above shall, consistent with the terms herein, be held in confidence by the Receiving Party and its employees, contractors or agents, shall be treated with the same degree of care as the Receiving Party would treat its own Confidential Information and, consistent therewith, shall not be disclosed to third persons but may be disclosed to agents who have a need for it; shall be used for the purposes stated herein; and may be used or disclosed for other purposes only upon such terms and conditions as may be mutually agreed upon by the Parties in writing.

     C. Each Party acknowledges that a Party's Confidential Information may be commingled with information of the other Party. Accordingly the Parties shall, to the extent practicable, use good faith efforts to ensure that such Confidential Information shall be masked or rendered mechanically inaccessible to the other Party. However, there may be instances in which efforts to mask or screen such Confidential Information are impracticable,


May 1, 1996 Pacific Bell Proprietary information RESTRICTED or in which disclosure is inadvertent. In such instances, the Receiving Party will neither use or disclose the Confidential Information, except as required to fulfill its obligations under this Agreement, and shall put in place procedures as described in the preceding paragraphs.

     D. Each Party agrees to give notice to the other Party of any demand to disclose or provide Confidential Information of said other Party to any third party under lawful process, prior to disclosing or furnishing such Confidential Information, and the Receiving Party agrees to reasonably cooperate if the Disclosing Party deems it necessary to seek protective arrangements.

4.   Information not Subject to Handling Restrictions
     ------------------------------------------------

     Notwithstanding any other provision of this Agreement to the contrary, Confidential Information shall not be deemed confidential or proprietary and the Receiving Party shall have no obligation to prevent disclosure of such Confidential Information if such Confidential Information:

     A.   Is already known to the Receiving Party;

     B. Is or becomes publicly known, through publication, inspection of the product, or otherwise and through no wrongful act of Receiving Party;

     C. Is received from a third party without similar restriction and without breach of this Exhibit;

     D.   Is independently developed, produced or generated by Receiving Party;

     E. Is furnished to a third party by the Disclosing Party without a similar restriction on the third party's rights; or

     F.   Is approved for release by written authorization of the Disclosing
          Party.

5.   Applicability of Statutes, Decisions and Rules
     ----------------------------------------------

     Notwithstanding any other provision in this Agreement, a Party's ability to disclose Confidential Information or use disclosed information is subject to all applicable statues, decisions, and regulatory rules concerning the disclosure and use of such information which, by their express terms state the requirements applicable to such information.

6.   Return of Destruction of Confidential Information
     -------------------------------------------------

     Upon request, the Receiving Party will return all Confidential Information to the Disclosing Party or destroy all such Confidential Information.


May 1, 1996 Pacific Bell Proprietary Information RESTRICTED

7.  Obligations to Maintain Confidentiality - Duration
    --------------------------------------------------

    The obligations to maintain confidentiality of received Confidential Information set forth in Paragraph 3 shall survive expiration of the Agreement of which this Exhibit is a part by a further term of three years.






May 1, 1996 Pacific Bell Proprietary Information RESTRICTED

                                   Exhibit B

                        Pacific Bell Billing Guidelines
                                      for
                           Information Services Calls







May 1, 1996 Pacific Bell Proprietary Information Restricted

                        Pacific Bell Billing Guidelines
                                      for
                           Information Services Calls


Pacific Bell agrees to bill Information Services Calls which are defined as recorded information programs, interactive information programs, or programs advertised as being an information or entertainment service for which the caller pays a charge of any type for making the call.

1. All Information Service Calls must be sent in the 01-01-16 EMI record layout. The 01-01-16 record layout will be used exclusively for Information Service Call transactions. As other xx-xx-16 record types are approved by Bellcore, these also will be accepted after appropriate testing.

2.   The billing record must contain the following information:
           The number the end user actually dialed;
           The name of the service or a brief description, using a 12 character category as defined/approved by Pacific Bell.

3. The record must carry an indicator to identify the transaction as regulated or nonregulated.

4. All Information Service Calls will appear in an Information Services section on the end user bill.

5. The Customer will not send charges for any transactions containing matter as defined in the California Penal Code 313.

6. The Customer will not send Information Calls that do not adhere to FCC and CPUC regulations or State and Federal laws.

7. The Customer will establish procedures for promptly resolving all end user inquiries.

8. The Customer will provide the end user, upon request, with a specific Information Provider's name, address, and/or telephone number.

9. If the Customer sustains any or all of an Information Service Call charge and the end user appeals to Pacific Bell to resolve the dispute, Pacific will issue an adjustment to the end user for the full amount and recourse the amount of the adjustment with an associated processing charge to the Customer.

10. The Customer is responsible for blocking end users from their Information Services at the end user's or Pacific Bell's request.



May 1, 1996 Pacific Bell Proprietary Information RESTRICTED

11. Consistent with Pacific Bell's tariffs, Pacific will not deny basic telephone service solely for the end user's failure to pay for Information Service Calls.

12.  The following threshholds must be met:

     . the total number of all end user complaints, including those related to Information Services, will not exceed 1O for any 3 month period and the ratio of complaints to all bills rendered for the same period is greater than one complaint per every 30,000 bills, and

     . the Customer's adjustment level will not exceed 15% of the amount billed to end users for 2 out 3 consecutive months.

13. The Customer will not send direct dialed information service calls for billing that fail to comply with the provisions of this policy, except where the charge is at a tariffed transport rate and the Customer has no relationship with the information service other than providing transport. All calls satisfying this provision will be billed and collected in accordance with existing agreements.

14. In the event a Customer fails to comply with any provision of this policy, Pacific Bell will give the Customer written notice of the breach. If the Customer fails to cure the breach to Pacific Bell's reasonable satisfaction within 30 days, Pacific Bell may terminate billing for the Customer.



May 1, 1996 Pacific Bell Proprietary Information RESTRICTED

                                  Exhibit C
                            Billing and Collections
                          Service Implementation Form






May 1, 1996 Pacific Bell Proprietary Information RESTRICTED

- --------------------------------------------------------------------------------
                                   Exhibit C
                            Billing and Collections
                          Service Implementation Form
- --------------------------------------------------------------------------------

Instructions for completing Pacific Bell's Billing and Collections Service Implementation Form: All information on this form is critical for implementation
                                                     --------
of your billing service. Please make sure all questions are complete with as much detail as possible. Mssing information will cause delays to your implementation schedule. If you have any questions or do not understand the information needed please call:
Diane Cevolani at 415-545-7079.

Please Print Clearly or Type Information:
- -----------------------------------------

Company Name: Telco Development Group of Delaware, Inc.
              ------------------------------------------------------------------
CIC/ABEC: 457   ACNA: TDG      CPCN:                             Date Commission
         -------     ----------     -----------------------------
issued CPCN:             (CPCN, Certificate of Public Convenience and Necessity)
            -------------
General Correspondence:
Send to: Name:  Mark Stodter
              ------------------------------------------------------------------
   Address:    4219 Lafayette Center Drive Chantilly, VA 22021
            --------------------------------------------------------------------
               Chantilly, VA  22021
   -----------------------------------------------------------------------------

   Phone:           (703) 631 5655
         -----------------------------------------------------------------------

Service Status:      [_] New [_] Renewal [xx] Revision [_] Cancellation

I.  Service Dates:
    --------------
    A. Testing Phase Begins:
                             ----------------------

       Testing Must Be Completed By:                Testing Completed May 1995
                                     --------------

       Service Implementation Date:
                                    ---------------

II. Testing Contacts:     Technical personnel who will produce the test media.

    A. Customer Contact:  Diane Trip  c/o  ZPDI
                          -----------------------------
       Telephone:         210-525-6332
                          -----------------------------
       Address:           Testing Completed May 1995
                          -----------------------------

                          -----------------------------
       Fax Number:        210-525-0511
                          -----------------------------

     B. Pacific Bell Contact: Diane Cevolani
                             -----------------------------------
        Address:              370 - 3rd.  Street, Room 416, San Francisco, CA
                              94107
                             ------------------------------------
        Telephone:            415-545-7079  Fax Number:    415-545-0473
                             -----------------------------------------

- --------------------------------------------------------------------------------
                                   Exhibit C
                            Billing and Collections
                          Service Implementation Form
- --------------------------------------------------------------------------------

Ill.  Service Provisioning Information
      --------------------------------

      A. Payment of $65,000.00 ( one time set-up fee) must be received along
                                                       ----------------
         with your Billing and Collections Agreement and Service Implementation
         Form.                                            Received [xx]

         *Bank:                            * Check number:
               ______________________                     _______________
         *For Pacific Bell's internal Use.

- ---------------------------------------------------------------------------
      Cancellation Policy: If Billing and Collections Agreement is canceled within 30 calendar days after receipt of signed Agreement $32,500.00 will be refunded. If canceled after 30 days from receipt of signed Agreement, no refund will be granted.@

      If service is canceled or discontinued within the initial six (6) month minimum period, a monthly charge will be applied equal to the average monthly charge for the time period for which Billing and Collections Service was provided. @
- ---------------------------------------------------------------------------


      B. Billing Data to be transmitted using one of the following methods:
         1)   Magnetic tape                   [X]    Round Reel x  Cassette
                                                               --          --
         2)    CMDS Network                           [_]
               Host Company: Southwestern Bell
                             ---------------------------
         3)    Data Transmission (ICB)                [_]

         4)    Floppy Disk                            [_]

         5)    Network Data Mover (NDM)               [X] eff. 6/
               (If link is not currently installed, additional costs will apply for implementation of link.)

         6)   Sub-CIC foffnat      Yes [XX]      No  [_]
              If you will be acting as the authorized billing agent for other companies you must choose Subordinate Carrier Identification Code Billing format (Sub-CIC).

      C. Frequency of data transmission, designate one:
         1)     Daily                                 [_]

         2)    Weekly                                 [XX]

         3)    Monthly                                [_]

- --------------------------------------------------------------------------------
                                   Exhibit C
                            Billing and Collections
                          Service Implementation Form
- --------------------------------------------------------------------------------

III. Service Provisioning Information - continued
     --------------------------------------------

      D.   Surcharges: in California the following Surcharges will be applied:

              [_] California High Cost Fund Surcharge
              [_] Universal Lifeline Telephone Service Surcharge
              [_] State Regulatory Fee
              [_] CA Relay Service and Communications Devices Fund

           1)  Apply all California surcharges         [x]

           2)  Do not apply California surcharges      [_]

           3)  Apply Customer surcharges               [_]
               (Tariff guidelines must be attached,
               programming done on ICB)

      note: California Surcharges do not apply to non-Certificated Billers but will be applied to Clearinghouse billers.

      E. Bill Format:

         1)   Standard Bill format will be used:

                    yes [X]           no [_] *

         *If no, a Time and Cost will be processed to determine feasibility and cost for customized bill format. (ICB)

         2)    Customer's name will be shown on end user's summary bill page as:

[T][E][L][C][O][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_]
[_][_][_][_][_][_][_][_][_] (Limit 29 characters, including spaces, commas, etc.).
Print exactly as you want name to appear on the summary page.

- --------------------------------------------------------------------------------
                                   Exhibit C
                            Billing and Collections
                          Service Implementation Form
- --------------------------------------------------------------------------------

III.  Service Provisioning Information-continued
      ------------------------------------------

      F.   Uncollectible percentage:   *
               *Will be determined by Pacific Bell after Risk Analysis.

         1) Accounts Receivable purchase payments will be transferred by Automatic Clearinghouse (ACH) for deposit to customer's account.
         Please provide the following information:

         Bank name:  Signet Bank of Maryland
                     ------------------------------------

         Bank address: 7799 Leesburg Pike Suite 500
                      ------------------------------------
                       Falls Church, VA 22043
                      ------------------------------------

                      ------------------------------------

         Account Number: 4400355691
                         ----------------------------------
         ABA Number:     052000016
                         ----------------------------------
         Bank wire number: same
                           --------------------------------
         (These numbers are different. Please provide the correct number for your use.)

         Attention for Bank Name: Cristina DeGuzman
                                  --------------------------------

                        Phone: (703) 714 5019
                               -----------------------------------

         Attention for Customer Name: Peg Crews
                                      --------------------------------
                        Phone:       (703) 631 5647
                                     --------------------------------

         2)   Normal cash pay out is 50 days from date of purchase.
            * Early Payment of Purchase (25 day pay out) can be requested. This request is accepted for review after 1 year of billing with Pacific. Upon review, if approved by Pacific, the payment will be shortened to 25 days. Our authorized rate of return as interest will be charged for this Early Payment option.

- --------------------------------------------------------------------------------
                                   Exhibit C
                            Billing and Collections
                          Service Implementation Form
- --------------------------------------------------------------------------------


III.  Service Provisioning Information-continued
      -------------------------------------------

  G.  Inquiry, choose one:

    1)   Inquiry service will be provided by Pacific.       [_]   No
         Pacific Bell's Customer Service Number will appear on the end-user's bill; "For Questions about your bill ?" Local Business Number will be displayed.

    2)   Inquiry service to be provided by Customer.        [X]  Yes
         Indicate Toll-Free Customer Service Number. This number will appear on end-user's bill as:
         "Questions about your bill? " 800- 962-4631
                                       -------------
         Hours of operation of your Customer Service Center: 24hours 7 days a
                                                            --------------------
         week
         ----
         Name of Service Manager: Patricia Davis
                                  ----------------------------------
         Direct phone number:  (703) 631 5638
                               -------------------------------------

    3) Address and telephone number which may be given to end-users who wish to deal directly with Customer's Inquiry Center:
         Name:    Customer Service
                  ---------------------------------------
         Address: 4219 Lafayette Center Drive
                  ---------------------------------------
                  Chantilly, VA 22021
                  ---------------------------------------
         Telephone: 1-800-962-4631
                    -------------------------------------

    4) Adjustments to the end user's bill will be submitted using the following method(s):

         a)EMI category 41 Credit Records (must include record in test
           process):                                                      [X]

         b)EC Memorandums (additional charges apply for this service):    [_]

         c)Other, Explain what process will be used, prior approval
                                                     ---------------
           needed:                                                        [_]
           ------

Note: Adjustment checks or any other form of adjustment sent directly to End User's is a breach of the Agreement and the Tariff.


5/6/96                              1/96 Exhibit C

- --------------------------------------------------------------------------------
                                   Exhibit C
                            Billing and Collections
                          Service Implementation Form
- --------------------------------------------------------------------------------

III.  Service Provisioning Information-continued
      ------------------------------------------

      5)  Toll-free number Pacific can call for your rate verification:

          Toll-free 800-962-4631
                    --------------------------------------------

      6) FAX number end user customers can send list of multiple lines to install blocking for Information Services.

          FAX number 703-803-3430
                     -------------------------------------------
          Attn.: Customer Service 22021
               -------------------------------------------------
      7)  Name and Address of person who will receive the following reports:

          a) EMI category 45 Records (P382) Adjustments.  Sent Monthly.

          b) IEC002 (Carrier Notation Report) Sent Monthly.

 Send to: Name:    PAR Settlements
                -------------------------------------------
          Address: 4219 Lafayette Center Drive
                  -----------------------------------------
                   Chantilly- VA
                  -----------------------------------------

          Phone:   (703) 631 5647
                 -------------------

Return Method:  Paper [_]   Mag tape [X]   Round Reel [X]  Cassette Tape [_]
                NDM  [X]

          c) ENE category 46 Records (P380) Write Off Data. Sent Monthly. Send to: Name: Mark Stodter
                  -----------------------------------------------
          Address: 4219 Lafayette Center Drive
                  -----------------------------------------------
                   Chantilly VA 22021
                  -----------------------------------------------
          Phone:   703 631 5655
                  ----------------------------
Return Method:  Paper [X]   Mag tape [X]  Round Reel [_]  Cassette Tape [_]
                NDM [_]

5/6/96                        1/96 Exhibit C

- --------------------------------------------------------------------------------
                                   Exhibit C
                            Billing and Collections
                          Service Implementation Form
- --------------------------------------------------------------------------------

III.  Service Provisioning Information-continued
      ------------------------------------------

      H.   Bill Message Processing:

           1)   Billing (production) messages are forwarded to:
                         Pacific Bell, Attention: Tape Librarian
                         2525 N. Watney Way
                         Fairfield, CA 94533

           2) After receipt of your production billing media two reports are generated.
                a) Interexchange Carrier Input Processing Report (53A) Accepted/Rejected messages

  Send to: Name:     PAR Settlements TDD
                   ------------------------------------------
           Address:  4219 Lafayette Center Drive
                   ------------------------------------------
                     Chantilly, VA 22021
                   ------------------------------------------
           Phone:    (703) 631 5647
                   ------------------------------------------

                b) Carrier Shipment Report. Included with tape returned with rejected and/or unbillable messages.

  Send to: Name:      PAR Settlements TDD
                   ------------------------------------------
           Address:   4219 Lafayette Center Drive
                   ------------------------------------------
                      Chantilly, VA 22021
                   ------------------------------------------
           Phone:     (703) 631 5647
                   ------------------------------------------

                c)   Such reports should be returned by:
                     Magnetic Tape                 [X]Round ReelXCassette_
                                                                -
                     Data Transmission (ICB)       [_]
                     Floppy Disk                   [_]
                     NDM                           [X]

                d)   Frequency of message return:
                     Daily                         [_]
                     Weekly                        [XX]
                     Monthly                       [_]

5/6/96                             1/96 Exhibit C                     C,7

- --------------------------------------------------------------------------------
                                   Exhibit C
                            Billing and Collections
                          Service Implementation Form
- --------------------------------------------------------------------------------

III.   Service Provisioning Information-continued
       ------------------------------------------

       3)  Duplicates of the above reports should be sent to:
              Company:      USBI/ZPDI
                      ------------------------------------------------
              Address:      9311 San Pedro Suite 300
                      ------------------------------------------------
                            San Antonio Texas 78216
                      ------------------------------------------------

                        ------------------------------------------------
              Attention:    Rick Rainey
                        ------------------------------------------------
              Phone Number: 210 366 2149
                           ----------------------------------------------

I.  Accounting Reports:

    1).   Carrier Billing Statement, Monthly . Statement for Billing Services:
          (Name on reports limited to 25 characters long)

    Send to: Name:  Telco Dev Group of Del
                  -----------------------------------------
              C/O:
                  -----------------------------------------
              Address:  4219 Lafayette Center Drive
                      -------------------------------------
                        Chantilly, VA 22021
                      -------------------------------------
              Phone:    703 631 5647
                     --------------------------------------
    2).  Journal Reports, Daily: (Name on reports limited to 25 characters long)
 Send to: Company:      Telco Dev Group of Del
                  -----------------------------------------
              C/O:
                  -----------------------------------------
              Address:  4219 Lafayette Center Drive
                      -------------------------------------
                        Chantilly, VA 22021
                      -------------------------------------
              Phone:    (703) 631 5647
                      -------------------------------------


5/6/96                             1/96 Exhibit C

- --------------------------------------------------------------------------------
                                   Exhibit C
                            Billing and Collections
                          Service Implementation Form
- --------------------------------------------------------------------------------

III.    Service Provisioning Information-continued
        ------------------------------------------

        3) Settlement Reports (PARS) Monthly: (Name on reports limited to 25 characters)

Send to: Name:   PAR Settlements
              --------------------------------------------
          C/O:   Telco Development Group of Delaware, Inc.
              --------------------------------------------
      Address:   4219 Lafayette Center Drive
              --------------------------------------------
                 Chantilly VA 22021
              --------------------------------------------
        Phone:   703 631 5647
              --------------------------------------------

        4) Mechanized Tax and Financial Settlement Records: **Available 2/96 Option for PAR verification and Tax Remittance. Yes [xx] No [_]

Send to: Name:  PAR Settlements
              -------------------------------------
      Address:  Telco Development Group of Delaware
              -------------------------------------
                4219 Lafayette Center Drive
              -------------------------------------
                Chantilly VA 22021
              -------------------------------------
        Phone:  (703) 631 5647
              -------------------------------------

IV. APPROVALS

        1) Authorized signatures:

Print Company name:

Telco Development Group of Delaware, Inc. (Customer)
- -----------------------------------------
hereby authorizes Billing and Collection Services pursuant to the Schedule Cal. P.U.C. No. 175-T and the Agreement for the Provision of Billing and Collection Services to which this Service Implementation Form is attached as Exhibit C.

                     Customer               Pacific Bell

Print Name:  Bryan Rachlin         Print Name:     Ms. A.M. Martinz
           ------------------------           -------------------------------
Signature:  /s/ Bryan Rachlin      Signature:   /s/  A. Martinz
          -------------------------          --------------------------------
Print Name:  Bryan Rachlin         Print Name:
           ------------------------           -------------------------------
Title:   President                 Title:  Director, Sales and Service
      ---------------------------          ----------------------------------
Date:    6/15/96                   Date:    7/12/96
     ----------------------------          ----------------------------------


5/6/96                          1/96 Exhibit C                C,9

                                   Exhibit D

                                 Rate Schedule



MAY 1, 1996 Pacific Bell Proprietary information RESTRICTED

                                   Exhibit D

                                 Rate Schedule



MAY 1, 1996 Pacific Bell Proprietary Information RESTRICTED

                                           Confidential Treatment Requested.
                                           The redacted material has been
                                           separately filed with the Commission.

                                   Interstate

                                 Rate Schedule
- --------------------------------------------------------------------------------

                                                            Rates
                                                            -----
               Recording
                    per Customer Message                    (*)

               Assembly and Editing
                    per Customer Message                    (*)

               Provision of Message Detail
                    per Record Processed                    (*)
                    per Magnetic Tape                       (*)

               Rating Service
                    per Unit Processed                      (*)

               Additional Rating Service Charge
                    per unit above capacity order           (*)

               Provision of rated Transaction Detail
                    per Record Processed                    (*)

               Data transmission
                    Interface Development
                     and Maintenance                        (*)

               Message Billing Charge
                     per message billed                     (*)

               Transaction Billing Charge
                     per transaction billed                 (*)

               900 Message Billing Charge
                    per 900 message billed                  (*)

MAY 1, 1996 Pacific Bell Proprietary information RESTRICTED

                                           Confidential Treatment Requested.
                                           The redacted material has been
                                           separately filed with the Commission.

                                   Interstate

                                 Rate Schedule
- --------------------------------------------------------------------------------

                                                                        Rates
                                                                        -----
               Bill Rendering Charge
                    per end user bill rendered each
                    billing cycle; tiered pricing
                    based on monthly volumes
                    Below 50,000                                         (*)
                    50,000 - 200,000                                     (*)
                    Over 200,000                                         (*)

               Inquiry Service
                    per message billed                                   (*)
                    per 900 Message billed                               (*)

               Non-Inquiry Support
                 Equipment Checks
                    applicable when no Pacific failure found,
                    per check basis
                     0 - 10                                              (*)
                    11 - 20                                              (*)
                    21 +                                                 (*)

                 Bill Copies
                    per page                                             (*)

                 Customer Requested Adjustments
                    per adjustment session                               (*)

                 Recourse Adjustments
                    per adjustment session                               (*)

                 Mechanized Adjustment Processing Charge
                    per final bill account
                    (for 900 charges only)                               (*)

MAY I, 1996 Pacific Bell Proprietary Information RESTRICTED

                                           Confidential Treatment Requested.
                                           The redacted material has been
                                           separately filed with the Commission.

                                   Interstate
                                 Rate Schedule
- --------------------------------------------------------------------------------

                                                                       Rates
                                                                       -----
              Miscellaneous Services
                     per hour, excludes cost of materials               (*)
                     (for non-inquiry support)

              Development Charges
                   - Basic rate
                        per hour or fraction thereof,
                        (applicable to work performed
                        within Pacific's normal work
                        schedule and using the
                        normal work force).                              (*)

                   - Premium rate
                        per hour or fraction thereof,
                        (applicable to work performed
                        outside Pacific's normal work
                        schedule and using the normal
                        work force)                                       (*)

              Central Processing Unit
                   per hour or fraction thereof                           (*)

              End User Account Activity
                   per mechanized service order                           (*)

              Sub-CIC File Change
                   per sub-CIC                                            (*)


All other billing and collection services requested by the Customer shall be ordered from the Interstate Tariff, Schedule F.C.C. No. 128, or arranged through separate agreement.

MAY 1, 1996 Pacific Bell Proprietary Information RESTRICTED